UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 24, 2004




                         Exact Name of Registrant as specified in its charter;
   Commission            State of Incorporation;                                        IRS Employer
   File Number           Address and Telephone Number                                   Identification No.
   -----------           ----------------------------                                   ------------------

   1-14756               Ameren Corporation                                                 43-1723446
                         (Missouri Corporation)
                         1901 Chouteau Avenue
                         St. Louis, Missouri 63103
                         (314) 621-3222

   1-2967                Union Electric Company                                             43-0559760
                         (Missouri Corporation)
                         1901 Chouteau Avenue
                         St. Louis, Missouri 63103
                         (314) 621-3222

   1-3672                Central Illinois Public Service Company                            37-0211380
                         (Illinois Corporation)
                         607 East Adams Street
                         Springfield, Illinois 62739
                         (217) 523-3600




   333-56594             Ameren Energy Generating Company                                   37-1395586
                         (Illinois Corporation)
                         1901 Chouteau Avenue
                         St. Louis, Missouri 63103
                         (314) 621-3222

   2-95569               CILCORP Inc.                                                       37-1169387
                         (Illinois Corporation)
                         300 Liberty Street
                         Peoria, Illinois 61602
                         (309) 677-5230

   1-2732                Central Illinois Light Company                                     37-0211050
                         (Illinois Corporation)
                         300 Liberty Street
                         Peoria, Illinois 61602
                         (309) 677-5230





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 Entry into a Material Definitive Agreement.

     On September 24, 2004, a separation and release agreement entered into on September 17, 2004 between Ameren Services Company, on behalf of itself and its subsidiaries and affiliates, including the Registrants, and Garry L. Randolph, Senior Vice President and Chief Nuclear Officer of Union Electric Company and Senior Vice President of Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company, became effective and enforceable. The agreement provides for Mr. Randolph's retirement from these Ameren companies effective December 31, 2004 and provides for the following payments or benefits to him: (i) a fee of $350,000 (including reimbursement of expenses) for providing consulting services for one year from January 1, 2005 through December 31, 2005; (ii) continued vesting of restricted stock awards as if employment were continued; (iii) for 36 months after December 31, 2004, continued right to exercise his outstanding options to purchase shares of Ameren Corporation's common stock in accordance with their terms; (iv) senior executive level career transition services; (v) rights to convert his current life insurance coverage; and (vi) eligibility to participate in the retiree medical plan. The agreement also provides that Mr. Randolph will not receive an annual bonus under Ameren Corporation's 2004 Executive Incentive Plan.

     Included as Exhibit 10.1 is the Separation and Release Agreement.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits. The following exhibit is included with this Report:

     Exhibit
      No.           Description
     -------        -----------

      10.1          Separation and Release Agreement of Garry L. Randolph.





     This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (each, a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.


                                         AMEREN CORPORATION
                                             (Registrant)

                                                /s/ Warner L. Baxter
                                         --------------------------------------
                                                Warner L. Baxter
                                            Executive Vice President and
                                               Chief Financial Officer
                                            (Principal Financial Officer)


                                         UNION ELECTRIC COMPANY
                                             (Registrant)

                                                /s/ Warner L. Baxter
                                         --------------------------------------
                                                Warner L. Baxter
                                            Executive Vice President and
                                               Chief Financial Officer
                                            (Principal Financial Officer)


                                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                             (Registrant)

                                                /s/ Warner L. Baxter
                                         --------------------------------------
                                                Warner L. Baxter
                                            Executive Vice President and
                                               Chief Financial Officer
                                            (Principal Financial Officer)


                                       AMEREN ENERGY GENERATING COMPANY
                                             (Registrant)

                                                /s/ Warner L. Baxter
                                         --------------------------------------
                                                Warner L. Baxter
                                            Executive Vice President and
                                               Chief Financial Officer
                                            (Principal Financial Officer)

                                                CILCORP Inc.
                                                (Registrant)

                                                /s/ Warner L. Baxter
                                         --------------------------------------
                                                Warner L. Baxter
                                            Executive Vice President and
                                               Chief Financial Officer
                                            (Principal Financial Officer)


                                            CENTRAL ILLINOIS LIGHT COMPANY
                                                (Registrant)

                                                /s/ Warner L. Baxter
                                         --------------------------------------
                                                Warner L. Baxter
                                            Executive Vice President and
                                               Chief Financial Officer
                                            (Principal Financial Officer)



Date:  September 24, 2004

                                  Exhibit Index
                                  -------------


    Exhibit No.        Description
    -----------        -----------

      10.1             Separation and Release Agreement of Garry L. Randolph.






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